EXHIBIT 10.2

UNDERWRITING AGREEMENT

Zion Oil & Gas

November 3, 2003

Network 1 Financial Securities, Inc.
2 Bridge Avenue, Penthouse Suite
Red Bank, New Jersey 07701

Re: Underwriting Agreement

Gentlemen:

Zion Oil & Gas, Inc. (the "Company"), a Delaware corporation, proposes to issue and sell through you (the "Underwriter") and other broker-dealers ("Placement Agents") up to 7,000,000 shares of the Company's $.01 par value common stock for $5.00 per share (the "Shares"). The offering of the Shares is further described in the Registration Statement on Form SB-2 filed with the Securities and Exchange Commission (the "Commission").

  Representations and Warranties of the Company. In order to induce you to enter into this Agreement, the Company represents and warrants as follows:

    The Company has filed a Registration Statement (No. 333-107042) on Form SB-2 relating to the Shares with the Commission pursuant to the Securities Act of 1933, as amended (the "Act"). As used in this Agreement, the term "Registration Statement" means the Registration Statement, including the Prospectus, the exhibits, and all amendments including any amendments after the effective date of the Registration Statement. The term "Prospectus" means the prospectus filed as a part of Part I of the Registration Statement, including all pre-effective and post-effective amendments and supplements thereto.

    The Registration Statement and all other documents previously filed or filed after the date hereof with the Commission conform and will comply with all of the requirements of the Act in all material respects. Neither the Registration Statement, the Prospectus nor the other material filed or to be filed with the Commission contains nor will contain any untrue statements of material facts nor are there or will there be any omissions of material facts required to be stated therein or that are necessary to make the statements therein not misleading, except that this warranty does not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by and with respect to you expressly for use in the Registration Statement or Prospectus or any amendment or supplement thereto.

    The Company has obtained a CUSIP number for its common stock and the Company has used its best efforts to qualify the Shares for offering in every state, territory or possession of the United States (including the District of Columbia, hereinafter referred to as a "State") in which it plans to offer the Shares for sale. The materials filed or to be filed with any State do not and will not contain any untrue statements of material fact nor are there or will there be any omissions of material facts required to be stated therein or that are necessary to make the statements therein not misleading.

    The outstanding capital stock of the Company has been duly and validly authorized, issued and is fully paid and non-assessable and conforms to all statements made in the Registration Statement and Prospectus with respect thereto. The Shares have been duly and validly authorized and, when issued and delivered against payment as provided in this Agreement, will be validly issued, fully paid and non-assessable. The Shares, upon issue, will not be subject to the preemptive rights of any shareholders of the Company and will conform to all statements in the Registration Statement and Prospectus.

    The Company has been legally incorporated and is now, and always during the period of the offering will be, a validly existing corporation under the laws of the State of Delaware, lawfully qualified to conduct the business for which is was organized and which it proposes to conduct. The Company will always during the period of the offering be qualified to conduct business as a foreign corporation in each jurisdiction where the nature of its business requires such qualification.

    The Company's certificate of incorporation provides for the authorization of 20,000,000 shares of common stock ($.01 par value). There are no outstanding options, warrants or other rights to purchase securities of the Company except as described in the Registration Statement.

    The Company has no subsidiaries nor contemplates acquiring subsidiaries or engaging in mergers with or the acquisition of any companies.

    The financial statements, together with related schedules and notes, included in the Prospectus present fairly the financial condition of the Company and are reported upon by independent public accountants according to generally accepted accounting principles and as required by the rules and regulations of the Commission.

    The Company's securities are not subject to preemptive rights.

    The Company has the legal right and authority to enter into this Underwriting Agreement, to effect the proposed sale of the Shares, and to effect all other transactions contemplated by this Agreement.

    The Company is eligible to use Form SB-2 for the offering of the Shares.

    The Company possesses adequate certificates and permits issued by the appropriate federal, State and local regulatory authorities necessary to conduct its business and to retain possession of its properties. The Company has not received any notice of any proceeding relating to the revocation or modification of any of these certificates or permits.

    The Company has filed all tax returns required to be filed and is not in default in the payment of any taxes which have become due pursuant to any law or any assessment.

    All of the contracts, leases, licenses, permits and agreements under which the Company operates as described in the Registration Statement are in full force and effect. The Company is not in default under any of the material terms or provisions of any such contracts, leases, licenses, permits or agreements.

    All original documents and other information relating to the Company's business has and will continue to be made available upon request to the Placement Agents and their counsel at the offices of the Company, and copies of any such documents will be furnished upon request to the Underwriter or its counsel.

    The Company has appointed Registrar and Transfer Company, Cranford, NJ, as the Company's transfer agent. The Company will continue to retain a transfer agent reasonably satisfactory to the Underwriter for so long as the Company is subject to the reporting requirements under Section 12(g) or Section 15(d) of the Securities Exchange Act of 1934. The Company will make arrangements to have available at the office of the transfer agent sufficient quantities of the Company's common stock certificates as may be needed for the quick and efficient transfer of the Shares.

    The Company will use the proceeds from the sale of the Shares as set forth in the Registration Statement and Prospectus.

    There are no contracts or other documents required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement that have not been described or filed as required.

  All of the above representations and warranties shall survive the performance or termination of this Agreement.

  Representations and Warranties of the Underwriter. The Underwriter represents and warrants as follows:

    It is registered as a broker-dealer with the Commission, and is registered to the extent registration is required with the appropriate governmental agency in each State in which it offers or sells the Shares, and is a member of the National Association of Securities Dealers, Inc. ("NASD") and will use its best efforts to maintain such registrations, qualifications and memberships throughout the term of the offering.

    To the knowledge of the Underwriter, no action or proceeding is pending against the Underwriter or any of its officers or directors concerning the Underwriter's activities as a broker or dealer that would affect the Company's offering of the Shares.

    The Underwriter will offer the Shares only in those states and in the quantities that are identified in the Blue Sky Memoranda from the Company's counsel to the Underwriter that the offering of the Shares has been qualified for sale under the applicable State statutes and regulations. The Underwriter, however, may offer the Shares in other states if (i) the transaction is exempt from the registration requirements in that State, (ii) the Company's counsel has received notice ten days prior to the proposed sale, and (iii) the Company's counsel does not object within such ten-day period.

    The Underwriter, in connection with the offer and sale of the Shares and in the performance of its duties and obligations under this Agreement, agrees to use its best efforts to comply with all applicable federal laws; the laws of the states or other jurisdictions in which the Shares are offered and sole; and the Rules and current written interpretations and policies of the NASD.

    The Underwriter is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas with all requisite power and authority to enter into this Agreement and to carry out its obligations hereunder.

    This Agreement has been duly authorized, executed and delivered by the Underwriter and is a valid agreement on the part of the Underwriter.

    Neither the execution of this Agreement nor the consummation of the transactions contemplated hereby will result in any breach of any of the terms or conditions of, or constitute a default under, the articles of incorporation or bylaws of the Underwriter or any indenture, agreement or other instrument to which the Underwriter is a party or violate any order directed to the Underwriter of any court or any federal or State regulatory body or administrative agency having jurisdiction over the Underwriter or its affiliates.

    No person acting by, through or under the Underwriter will be entitled to receive from the Underwriter or from the Company finder's fees or similar payments.

    The Underwriter will, reasonably promptly after the closing date, supply the Company with all information required from the Underwriter for the completion of Form SR (Application of Proceeds) and such additional information as the Company may reasonably request to be supplied to the securities commissions of such States in which the Shares have been qualified for sale.

  All of the above representations and warranties shall survive the performance or termination of this Agreement.

  Employment of the Underwriter. In reliance upon the representations and warranties and subject to the terms and conditions of this Agreement:

    The Company employs the Underwriter as its agent to sell for the Company's account the Shares, on a cash basis only, at a price of $5.00 per Share. The Underwriter agrees to use its best efforts, as agent for the Company, to sell the Shares subject to the terms and conditions set forth in this Agreement. It is understood between the parties that there is no firm commitment by the Underwriter to purchase any or all of the Shares.

    The obligation of the Underwriter to offer the Shares is subject to receipt by it of written advice from the Commission that the Registration Statement is effective, is subject to the Shares being qualified for offering under applicable laws in the states as may be reasonably designated, is subject to the absence of any prohibitory action by any governmental body, agency or official, and is subject to the terms and conditions contained in this Agreement and in the Registration Statement.

    The Company and the Underwriter agree that unless a minimum of 1,300,000 of the Shares to be offered are sold on or before March 31, 2004(which period may be extended for an additional period of ninety days), the agency between the Company and the Underwriter will terminate. In such an event, the full proceeds which have been paid for the Shares shall be returned to the purchasers within ten (10) business days. Prior to the sale of all of the Shares to be offered, all proceeds received from the sale of the Shares will be deposited into an escrow account entitled "Zion Oil & Gas, Inc. Escrow Account" with Commerce Bank/Delaware, National Association, Cherry Hill, NJ.

    The Underwriter, the Company and Commerce Bank/Delaware, National Association, will, prior to the beginning of the offering of the Shares, enter into a fund escrow agreement ("Escrow Agreement"). The parties mutually agree to faithfully perform their obligations under the Escrow Agreement. The Underwriter will promptly deliver the funds into the escrow account in accordance with Rule 15(c)2-4 of the Securities Exchange Act of 1934, as amended, but in any event not later than five (5) business days after receipt of such funds. The Underwriter will promptly deliver a copy of each subscription agreement received to the executive offices of the Company, to the attention of the Company's Vice President of Finance.

    Subject to the sale by the Company of a minimum of 1,300,000 of the Shares to be offered, the Company agrees to pay to the Underwriter: i) a commission equal to six percent (6%) of the public offering price for the Shares sold by the Underwriter; ii) a non-accountable fee of three percent (3%) of share price to the Lead Underwriter for legal, accounting, travel, road show and other miscellaneous expenses in connection with the offering on all shares sold to the public; iii) five-year warrants to purchase stocks equal to five percent (5%) of the shares sold in this offering at a price equal to twenty percent (20%) above the offering price; and, iv) a two-year investment banking consulting agreement at $30,000 per year payable annually in advance, conditional upon the closing of the offering. The commission and fees under this Section 3(e) shall be payable upon the release of the funds which have been deposited into the escrow account.

    A retainer of $25,000 payable in the following manner: a) $15,000 at the signing of this agreement and, b) $10,000 no later than sixty (60) days after the signing of this agreement.

  Further Agreements of the Company. The Company further agrees with the Underwriter as follows:

    The Company will use its best efforts to qualify the sale of the Shares in such states as shall be reasonably requested by the Underwriter.

    The Company will deliver to the Underwriter as many copies of the preliminary Prospectus as the Underwriter may reasonably request during the period following Amendment No. 1 to the Registration Statement. The Company will deliver to the Underwriter as many copies of the final Prospectus as the Underwriter may reasonably request during the period of the offering and for 90 days after the effective date.

    The Company agrees to notify the Underwriter immediately during the period of the offering and within the 90 day period after the effective date of any event that materially affects the Company or its securities and that should be set forth in an amendment or supplement to the Prospectus in order to make the statements made therein not misleading. Similarly, the Company agrees to as soon as possible thereafter prepare and furnish to the Underwriter as many copies of an amended Prospectus or a supplement to the Prospectus in order that the

    Prospectus as amended or supplemented will not contain any untrue statement of a material fact or omit to State any material fact required to be stated therein or that is necessary in order to make the statements made therein not misleading.

    The Company will file with the Commission the required reports on Form SR and will file with the appropriate State securities commissioners any sales and other reports required by the rules and regulations of such agencies and will supply copies to the Underwriter, if requested.

    The Company will notify the Underwriter of any additional issuance of shares following a successful closing.

  The Company grants to the Underwriter the right of first refusal on any secondary offering as no less than co-lead of the offering following a successful closing of the initial public offering.

  Indemnification.

    The Company agrees to indemnify, defend and hold harmless the Underwriter from and against any and all losses, claims, damages, liabilities and expenses (including reasonable legal or other expenses) incurred by the Underwriter in connection with defending or investigating any such or liabilities that the Underwriter may incur under the federal or State securities laws and regulations, State statutes or at common law or otherwise, but only to the extent that such losses, claims, damages, liabilities and expenses shall arise out of or be based upon a violation or alleged violation of the federal or State securities laws or regulations, a State statute or the common law resulting from any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or in any application or other papers filed with the various State securities authorities ("Blue Sky Applications") or shall arise out of or be based upon any omission or alleged omission to State therein a material fact required to be stated therein or necessary to make the statements therein not misleading.

    The foregoing indemnity of the Company in favor of the Underwriter shall not be deemed to protect the Underwriter against any liability to which the Underwriter would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Underwriter's duties, or by reason of the Underwriter's reckless disregard of the Underwriter's obligations and duties under the Act or this Agreement.

    The Underwriter agrees to give the Company an opportunity to participate in the defense or preparation of the defense of any action brought against the Underwriter to enforce any such claim or liability and the Company shall have the right so to participate. The agreement of the Company under the foregoing indemnity is expressly conditioned upon notice of any such action having been sent by the Underwriter to the Company in writing, addressed as provided in this Agreement, promptly after the receipt of a written notice of such action against the Underwriter. Such notice shall be accompanied by copies of papers served or filed in connection with such action or by a statement of the nature of the action to the extent known to the Underwriter.

  Termination. This Agreement may be terminated by either party at any time by written notice to that effect sent to the other party at the address shown in this Agreement. An attempt to assign any rights and obligations under this Agreement shall constitute automatic termination of this Agreement.

  Notices. All notices shall be deemed to have been duly given if mailed, or if communicated by telegraph, facsimile, electronic mail or telephone and subsequently immediately confirmed in writing:

  To the Company:

                  Zion Oil & Gas, Inc.
                  6515 Abrams Road
                  Suite 300
                  Dallas, Texas 75231

  To the Underwriter:

                  Network 1 Financial Securities, Inc.
                  The Galleria, Penthouse Suite
                  2 Bridge Avenue
                  Red Bank, NJ 07701-1333
                  Attention: Mike Zarraga, Vice President

  Binding Effect. This Agreement shall inure to the benefit of and be binding upon the Company and the Underwriter and their successors. Nothing expressed in this Agreement is intended to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under this Agreement.

  Arbitration. The Company and the Underwriter agree that in the event a dispute arises between the Underwriter and the Company or any of its officers, directors, employees, agents, attorneys or accountants, arising out of, in connection with or as a result of the execution of this Agreement or as a result of any subscription tendered by any purchaser of the Shares, such dispute shall be resolved through arbitration rather than litigation. The parties agree to submit such disputes for resolution to the NASD within five (5) days after receiving a written request from any of the aforesaid parties to do so. The failure by the Company or Underwriter to submit any dispute to arbitration as requested may result in the commencement of an arbitration proceeding against such party. The parties further agree that any hearing scheduled after an arbitration proceeding is initiated by any of the aforesaid parties shall take place in Monmouth County, New Jersey. The parties acknowledge that the result of the arbitration proceeding shall be final and binding on all of the parties to the proceeding, and by agreeing to arbitration the parties are waiving their respective rights to seek remedies in Court.

  Miscellaneous Provisions.

    This Agreement shall be construed in accordance with the laws of the State of New Jersey.

    The representations and warranties made in this Agreement shall survive the termination of this Agreement and shall continue in full force and effect.

    This Agreement is made solely for the benefit of the Company and its officers, directors and controlling persons within the meaning of Section 15 of the Act and of the Underwriter and its officers, directors and controlling persons within the meaning of Section 15 of the Act, and their respective successors, heirs and personal representatives, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successor" as used in this Agreement shall not include any purchaser, as such, of the Shares.

If this Agreement correctly sets forth our understanding, please indicate your acceptance in the space provided below for that purpose.

Sincerely,

Zion Oil & Gas, Inc.

By: s/E. A. Soltero
E. A. Soltero, President

Confirmed and accepted as of the date
of this Agreement:

Network 1 Financial Securities, Inc.

By:         s/William Hunt
              William Hunt, President